EXHIBIT 99.6
GSAA 04-9 Conforming Balance Loans

Balance (as of 9/1):       270,146,259
Loan count:                       1314
Avg Balance:                   205,591
GWAC:                            6.722
NWAC:                            6.222
WA FICO:                           668
WA LTV:                           81.7%
LTV > 80:                         22.7%
WA Comb LTV:                      95.4%
WA MTR:                           23.3
2/28 ARM:                         90.7%
3/27 ARM:                          9.3%
Prepay penalties:                 85.0%
Initial Cap:                      1.50
Periodic Cap:                     1.50
WA Max Rate:                     13.72
Single Family/PUD:                80.0%
Purchase:                         71.1%
Cash out refi:                    24.3%
Rate/term refi:                    4.6%
CA %:                             49.3%